UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment)

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Horizon Technology Finance Corporation

(Name of Registrant as Specified in Its Charter)

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HORIZON TECHNOLOGY FINANCE CORPORATION
312 Farmington Avenue
Farmington, Connecticut 06032
(860) 676-8654

AMENDMENT TO

PROXY STATEMENT
For
2023 Annual Meeting of Stockholders
To Be Held on May 25, 2023

EXPLANATORY NOTE

On April 6, 2023, Horizon Technology Finance Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders (the “Definitive Proxy”). On April 11, 2023, the Company filed with the SEC supplemental disclosures on Schedule 14A to the Definitive Proxy (collectively with the Definitive Proxy, the “Proxy Statement”). This Amendment to Proxy Statement on Schedule 14A (this “Amendment”) is being filed to amend the Company’s Proxy Statement for its 2023 Annual Meeting of Stockholders in order to (i) add Proposal 3 and Proposal 4 to elect two additional directors and (ii) update certain disclosures contained in the Proxy Statement. This Amendment should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined in this Amendment, have the meanings set forth in the Proxy Statement. For clarity, new text within the restated disclosure from the Proxy Statement is presented in bold and underlined text and deletions to the previous disclosure are presented in ~~strikethrough~~. Proposal 3 and Proposal 4 are being added to elect two additional independent directors to comply with Section 15(f) of the Investment Company Act of 1940, as amended.

As of the date hereof, the Company has received stockholder votes on Proposal 1 and Proposal 2. All such stockholder votes received as of the date of this Amendment on Proposal 1 and Proposal 2 are unaffected by this Amendment. Unless stockholders who have already voted on Proposal 1 and Proposal 2 revoke their existing proxy and submit a new proxy, their existing proxy shall not be voted on Proposal 3 for Michael P. Balkin, as nominee to serve as a Class II director, and Proposal 4 for Jonathan J. Goodman, as nominee to serve as a Class III director, because the existing proxy did not grant authority on the two new proposals. This will have the same effect as if those stockholders had voted to withhold, unless they revoke their proxy and submit a new proxy. All stockholders are entitled and encouraged to revoke any existing proxy and resubmit voting instructions. The Board of Directors of the Company, including the Independent Directors, unanimously recommends that all stockholders vote “FOR” each of the proposals, including the election of the nominees for director in the Proxy Statement, as amended. The election of a director requires a plurality of the votes cast at the 2023 Annual Meeting of Stockholders. Because a director is elected by a plurality of the votes cast at the 2023 Annual Meeting of Stockholders, votes to withhold authority will have no effect on Proposal 3 or Proposal 4.

You may revoke your existing proxy by (1) delivering a written revocation notice that is received prior to the 2023 Annual Meeting of Stockholders to the Secretary of Horizon Technology Finance Corporation at 312 Farmington Avenue, Farmington, CT 06032; (2) resubmitting voting instructions via the Internet voting site; (3) obtaining, properly completing and submitting another proxy card that is dated later than the original proxy card and is received before the conclusion of voting at the 2023 Annual Meeting of Stockholders; (4) resubmitting voting instructions by calling the telephone number on your proxy card; or (5) attending the 2023 Annual Meeting of Stockholders and voting in person. If your shares are held in “street name” by your broker, bank or other nominee, you must follow the instructions you receive from such nominee in order to revoke your voting instructions. Attending the 2023 Annual Meeting of Stockholders does not revoke your proxy unless you also vote or submit a later-dated proxy at the 2023 Annual Meeting of Stockholders.

Supplemental Disclosures.

The following disclosure revises the disclosure in the letter from the Chairman in the Proxy Statement in the second paragraph and is supplemented as follows:

The Notice of Annual Meeting of Stockholders and the Proxy Statement of the Board of Directors of the Company accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to (1) elect two Class I directors of the Company who will serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified, ~~and~~(2) approve a new investment management agreement between the Company and Horizon Technology Finance Management LLC (“HTFM”), the Company’s investment advisor (the “New Investment Management Agreement”), (3) elect one Class II director of the Company who will serve until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified and (4) elect one Class III director of the Company who will serve until the 2025 annual meeting of stockholders or until his successor is duly elected and qualified.

The following disclosure revises the disclosure in the Notice of Annual Meeting of Stockholders in the Proxy Statement in the second paragraph and is supplemented as follows:

The 2023 Annual Meeting of Stockholders of the Company (the “Meeting”) will be held at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on May 25, 2023 at 9:30 AM, Eastern Time, for the following purposes:

1. To elect two Class I directors of the Company who will each serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified;

2. To approve a new investment management agreement (the “New Investment Management Agreement”) between the Company and Horizon Technology Finance Management LLC, the Company’s investment advisor (“HTFM”); ~~and~~

3. To elect one Class II director of the Company who will serve until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified; ~~To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.~~

4. To elect one Class III director of the Company who will serve until the 2025 annual meeting of stockholders or until his successor is duly elected and qualified; and

5. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The following disclosure revises the disclosure in the Important Information to Help You Understand and Provide Voting Instructions on the Proposals in the Proxy Statement under the heading “Question: What proposals am I being asked to vote on?” and is supplemented as follows:

Question: What proposals am I being asked to vote on?

Answer: At the Meeting, Stockholders of the Company as of the Record Date are being asked to vote on the following proposals:

Proposal 1:          To elect two Class I directors of the Company (“Proposal 1”); ~~and~~

Proposal 2:         To approve the new investment management agreement (the “New Investment Management Agreement”) between the Company and HTFM (“Proposal 2”);~~.~~

Proposal 3:         To elect one Class II director of the Company (“Proposal 3”); and

Proposal 4:     To elect one Class III director of the Company (“Proposal 4”, together with Proposal 1 and Proposal 3, the “Nominee Proposals”).

The following disclosure revises the disclosure in the Important Information to Help You Understand and Provide Voting Instructions on the Proposals in the Proxy Statement under the heading “Proposal 1: To Elect Two Class I Directors of the Company—Question: Will a majority of the Board be independent of HTFM and Monroe?” and is supplemented as follows:

Question: Will a majority of the Board be independent of HTFM and Monroe?

Answer: Yes. Immediately following the Meeting, if all director nominees in the Nominee Proposals are elected, six (6) of eight (8)~~it is expected that four (4) of six (6)~~ members of the Board will be “Independent Directors” (as defined below) and two will be “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). ~~The Board is currently conducting a search for two additional Independent Directors, and, if appointed, six (6) of eight (8) members of the Board will be~~ “~~Independent Directors.~~” ~~It is anticipated that one (1) new Independent Director will be appointed on or before the closing date of the Transaction and the other new Independent Director will be appointed, if and when, the New Investment Management Agreement is approved.~~

The following disclosure revises the disclosure in the Important Information to Help You Understand and Provide Voting Instructions on the Proposals in the Proxy Statement under the heading “Proposal 2: To Approve the New Investment Management Agreement Between the Company and HTFM—Question: Who is Monroe Capital?” and is supplemented as follows:

Question: Who is Monroe Capital?

Answer: Founded in 2004, Monroe Capital is a leading lender to middle-market companies. As of December 31, 2022, Monroe Capital and its subsidiaries had approximately $16.0 billion in assets under management. Over its nineteen (19)-year history, Monroe Capital has developed an established lending platform that the Board believes generates consistent deal flow from a network of proprietary relationships. Monroe Capital’s assets under management are comprised of a diverse portfolio of over 590 current investments that were either originated directly by Monroe Capital or sourced from Monroe Capital’s third-party relationships. From Monroe Capital’s formation in 2004 through September 30, 2022, Monroe Capital’s investment professionals invested in over 1,670 loans and related investments in an aggregate amount of over $31.5 billion. The senior investment team of Monroe Capital averages more than thirty-one (31) years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by a robust infrastructure of administrative and back-office personnel focused on compliance, operations, finance, treasury, legal, accounting and reporting, marketing, information technology and office management. Monroe Capital manages both publicly registered funds and private funds. Among the funds that Monroe Capital and its affiliates manage is Monroe Capital Corporation, which is a closed-end investment company that has elected to be treated as a business development company under the 1940 Act and trades on Nasdaq under the ticker symbol: MRCC.

The following disclosure revises the disclosure in the Important Information to Help You Understand and Provide Voting Instructions on the Proposals in the Proxy Statement under the heading “Proposal 2: To Approve the New Investment Management Agreement Between the Company and HTFM—Question: What are the conditions to the closing of the Transaction?” and is supplemented as follows:

Question: What are the conditions to the closing of the Transaction?

Answer: The obligation of the parties to close the Transaction under the Purchase Agreement is subject to customary conditions, including, without limitation, (1) the approval by the Company’s Stockholders of the New Investment Management Agreement, (2) the entry by the Company and HTFM into the New Investment Management Agreement, (3) the accuracy of representations and warranties and compliance with covenants and agreements contained in the Purchase Agreement (in each case, subject to certain qualifications) and (4) ~~the appointment of two additional members of the Board, resulting in~~ at least 75% of the members of the Board being Independent Directors, meaning that they are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Mr. Michael P. Balkin and Mr. Jonathan J. Goodman have been nominated to serve as a Class II director and a Class III director, respectively. If they are elected, the Company will meet~~The additional Independent Director will be appointed before the closing of the Transaction to comply with~~ the “safe harbor” included in Section 15(f) of the 1940 Act. Section 15(f) provides that, when a sale of securities or any other interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:

•

First, during the three (3)-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must be comprised of Independent Directors. The Board is expected to meet this requirement at the time of the consummation of the Transaction and for the three (3)-year period thereafter.

•

Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two (2)-year period after the date on which any such transaction occurs, whereby the investment adviser or corporate trustee or predecessor or successor investment advisers or any interested person of any such adviser or any such corporate trustee receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services. The Board considered whether an unfair burden would be imposed on the Company as a result of the Transaction and found that it was unaware of any arrangements that would constitute an unfair burden as that term is defined in the 1940 Act.

The following disclosure revises the disclosure in the Important Information to Help You Understand and Provide Voting Instructions on the Proposals in the Proxy Statement under the heading “Proposal 2: To Approve the New Investment Management Agreement Between the Company and HTFM—Question: How will the Company be managed following the Transaction?” and is supplemented as follows:

Question: How will the Company be managed following the Transaction?

Answer: Following the closing of the Transaction, the Company expects to continue to be managed by the officers managing HTFM as of the date hereof. The Company expects HTFM to manage the Company’s investment portfolio in a manner consistent with the Company’s existing investment strategy to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and capital appreciation from the warrants the Company receives when making such debt investments. A significant portion of the consideration payable by Monroe Capital to HTFP and HTFE pursuant to the Purchase Agreement is in the form of earnout payments to the officers of HTFM contingent upon the Company’s performance in 2023, 2024 and 2025, thus aligning the incentives of HTFM’s current officers with the Company’s stockholders.

The following disclosure revises the disclosure in the Important Information to Help You Understand and Provide Voting Instructions on the Proposals in the Proxy Statement by adding a new heading “Proposal 3: To Elect One Class II Director of the Company” and is supplemented as follows:

Proposal 3: To Elect One Class II Director of the Company

Question: What are Stockholders being asked to do?

Answer: Stockholders are being asked to consider the election of a new director, Michael P. Balkin, as a Class II director nominee.

The following disclosure revises the disclosure in the Important Information to Help You Understand and Provide Voting Instructions on the Proposals in the Proxy Statement by adding a new heading “Proposal 4: To Elect One Class III Director of the Company” and is supplemented as follows:

Proposal 4: To Elect One Class III Director of the Company

Question: What are Stockholders being asked to do?

Answer: Stockholders are being asked to consider the election of a new director, Jonathan J. Goodman, as a Class III director nominee.

The following disclosure revises the disclosure in the Proxy Statement under the heading “Purpose of the Meeting” and is supplemented as follows:

Purpose of the Meeting

As described in more detail in this Proxy Statement, the Meeting is being held for the following purposes:

1. To elect two Class I directors of the Board who will each serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified (“Proposal 1”);

2. To approve the new investment management agreement (the “New Investment Management Agreement”) between the Company and HTFM (“Proposal 2”); ~~and~~

3. To elect one Class II director of the Board who will serve until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified (“Proposal 3”);~~To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.~~

4. To elect one Class III director of the Board who will serve until the 2025 annual meeting of stockholders or until his successor is duly elected and qualified (“Proposal 4”, together with Proposal 1 and Proposal 3, the “Nominee Proposals”); and

5. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The following disclosure revises the disclosure in the Proxy Statement under the heading “Votes Required—Election of Directors” and is supplemented as follows:

Election of Directors

The election of a director requires a plurality of the votes cast at the Meeting. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because a director is elected by a plurality of the votes cast at the Meeting, votes to withhold authority will have no effect on the Nominee Proposals~~Proposal 1~~.

The following disclosure revises the disclosure in the Proxy Statement under the heading “Votes Required—Broker Non-Votes” and is supplemented as follows:

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Meeting. The Nominee Proposals~~Proposal 1~~ and Proposal 2 are non-routine matters. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Nominee Proposals~~Proposal 1~~or Proposal 2. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself in accordance with the voting instructions on the proxy card, either by returning a proxy card or by other arrangement with your broker or nominee, your shares will have no effect on the Nominee Proposals~~Proposal 1~~and with respect to Proposal 2, your shares will have no effect on the Company’s ability to obtain the approval of 67% or more of the voting securities present at the Meeting and will have the same effect as a vote against Proposal 2 if the Company does not obtain the approval of 67% or more of the voting securities present and instead seeks to obtain the affirmative vote of 50% of the outstanding voting securities of the Company.

The following disclosure revises the disclosure in the Proxy Statement under the heading “Instructions for Voting Proxies” in the fifth paragraph and is supplemented as follows:

Brokers, banks and other nominees have discretionary authority to vote on certain routine matters. The Nominee Proposals~~Proposal 1~~ and Proposal 2 are “non-routine” matters. If you hold your shares in “street name” and do not provide your broker, bank or other nominee who holds such shares of record with specific instructions regarding how to vote on such proposals, your broker, bank or other nominee will not be permitted to vote your shares on such “non-routine” matters and your shares will not be counted when determining the presence of a quorum. Thus, with respect to Proposal 2, such shares will have no effect on the Company’s ability to obtain the approval of 67% or more of the voting securities present at the Meeting and will have the same effect as a vote against Proposal 2 if the Company does not obtain the approval of 67% or more of the voting securities present and instead seeks to obtain the affirmative vote of 50% of the outstanding voting securities of the Company.

The following disclosure revises the disclosure in the Proxy Statement under the heading “Security Ownership of Certain Beneficial Owners and Management” and is supplemented as follows:

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to the Company’s knowledge, there are no persons who would be deemed to “control” the Company, as such term is defined in the 1940 Act.

The Board consist of interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).

The following table sets forth~~, as of April 3, 2023,~~ certain ownership information with respect to the Company’s Common Stock for those persons who directly or indirectly own, control or hold with the power to vote five percent (5%) or more of the Company’s outstanding Common Stock and all executive officers and directors, including director nominees, individually and as a group as of April 3, 2023 for the Independent Directors, interested directors and executive officers and as of April 27, 2023 for the director nominees.

Name	Type of Ownership	Shares Owned	Percentage of Common Stock Outstanding
Independent Directors
James J. Bottiglieri(1)	Record/Beneficial	14,450	*
Edmund V. Mahoney(1)	Record/Beneficial	7,578	*
Elaine A. Sarsynski(1)	Beneficial	7,000	*
Joseph J. Savage(1)	Record/Beneficial	50,000	*
Interested Directors
Gerald A. Michaud(1)	Record/Beneficial	145,070	*
Robert D. Pomeroy, Jr.(1)	Record/Beneficial	188,706	*
Director Nominees
Michael P. Balkin(1)(2)	—	—	—
Jonathan J. Goodman(1)(2)	—	—	—
Executive Officers
John C. Bombara(1)	Record/Beneficial	12,183	*
Daniel S. Devorsetz(1)	Record/Beneficial	8,122	*
Lynn Dombrowski(1)	—	—	—
Diane Earle(1)	—	—	—
Daniel R. Trolio(1)	Record/Beneficial	2,451	*
All directors, director nominees and executive officers as a group (13~~11~~ persons)	Record/Beneficial	435,560	1.5%

(1)	The address for each executive officer, director and director nominee is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, Connecticut 06032.
(2)

The Board of Directors, including all of the Independent Directors, nominated Michael P. Balkin and Jonathan J. Goodman, on the unanimous recommendation of the Nominating and Governance Committee, to serve as directors of the Company.

*	Less than one percent (1%).

The following disclosure revises the disclosure in the Proxy Statement under the heading “Dollar Range of Securities Beneficially Owned by Directors” and is supplemented as follows:

Dollar Range of Securities Beneficially Owned by Directors and Director Nominees

The following table sets forth the dollar range of the Company’s Common Stock beneficially owned by each of the Company’s directors as of April 3, 2023 and director nominees as of April 27, 2023. Information as to the beneficial ownership of the Company’s directors and director nominees is based on information furnished to the Company by such persons. The Company is not part of a “family of investment companies” as that term is defined in the 1940 Act.

Directors of the Company	Dollar Range of Common Stock of the Company(1)
Independent Directors
James J. Bottiglieri	$100,001-$500,000
Edmund V. Mahoney	$50,001-$100,000
Elaine A. Sarsynski	$50,001-$100,000
Joseph J. Savage	$500,000-$1,000,000
Interested Directors
Gerald A. Michaud	Over $1,000,000
Robert D. Pomeroy, Jr.	Over $1,000,000
Director Nominees
Michael P. Balkin	None
Jonathan J. Goodman	None

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000 or over $1,000,000.

The following disclosure revises the disclosure in the Proxy Statement under the heading “PROPOSAL 1: ELECTION OF DIRECTORS” under the introduction and under the first paragraph of “Information About the Nominees and Directors” and is supplemented as follows:

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

In accordance with the Company’s certificate of incorporation and bylaws, the Board currently has six members. In connection with the Transaction, the Board has expanded its size to eight members, which will enable the Company to meet the “safe harbor” in Section 15(f) of the 1940 Act by the election of two additional independent directors at the Meeting. Directors are divided into three classes with each class serving a staggered three (3)-year term. At each annual meeting of Stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following their year of election. After this election, the terms of Class I, II and III directors will expire at the annual meeting of Stockholders to be held in 2026, 2024 and 2025, respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.  Mr. Mahoney and Ms. Sarsynski are Class II directors whose terms will expire at the 2024 annual meeting of Stockholders. Mr. Pomeroy and Mr. Savage are Class III directors, whose terms will expire at the 2025 annual meeting of Stockholders. Mr. Bottiglieri and Mr. Michaud are Class I directors and are up for re-election at the Meeting. In addition, Mr. Balkin is nominated to serve as a Class II director and is up for election at the Meeting and Mr. Goodman is nominated to serve as a Class III director and is up for election at the Meeting. See “Proposal 3: Election of Class II Director” and “Proposal 4: Election of Class III Director”.

A Stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE CLASS I DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

Information About the Nominees and Directors

Certain information with respect to the Class I nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds with public companies and the year in which each person became a director of the Company. In addition, certain of the aforementioned information with respect to the Class II nominee for election and with respect to the Class III nominee for election is set forth under the heading “Proposal 3: Election of Class II Director—Information About the Nominees and Directors” and under the heading “Proposal 4: Election of Class III Director—Information About the Nominees and Directors,” respectively. Mr. Bottiglieri and Mr. Michaud, nominees for Class I directors, currently serve as directors of the Company.

The following disclosure revises the disclosure in the Proxy Statement under the heading “PROPOSAL 1: ELECTION OF CLASS I DIRECTORS” under “Director Independence” and is supplemented as follows:

Director Independence

Nasdaq Global Select Market (“Nasdaq”) corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under Nasdaq corporate governance rules, in order for a director to be deemed independent, the Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under Nasdaq corporate governance rules, the 1940 Act and the Company’s corporate governance guidelines. An independence questionnaire was completed by each member of the Board, and the Board has relied on such questionnaires in making the determination of independence for each member. Mr. Bottiglieri, Mr. Mahoney, Ms. Sarsynski and Mr. Savage each completed an annual questionnaire in connection with their service on the Board, and the Board has determined that each is independent under the listing standards of Nasdaq and the 1940 Act. An independence questionnaire was completed by each of Mr. Balkin and Mr. Goodman in connection with the assessment by the Nominating and Corporate Governance Committee of their nominations, and the Board has determined that each of them is independent under the listing standards of Nasdaq and the 1940 Act. The Company’s governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chair of the Nominating and Corporate Governance Committee and the Company’s Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to Independent Directors.

The following disclosure revises the disclosure in the Proxy Statement under the heading “PROPOSAL 1: ELECTION OF CLASS I DIRECTORS” under “Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Persons Should Serve as Directors of the Company” by adding two additional paragraphs and is supplemented as follows:

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Persons Should Serve as Directors of the Company

The Board believes that each director brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, finance, private equity, workout and turnaround situations, manufacturing and marketing. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Independent Directors

…

Michael P. Balkin

Mr. Balkin has been a financial advisor to the Rail-Splitter Micro Cap Rebound Fund (the “Rebound Fund”) since 2022. Prior to the Rebound Fund, he was Chief Executive Officer of Foresight Acquisition Corp. from January 2020 to December 2021. Prior to Foresight Acquisition Corp., he was with William Blair & Co, LLC, a global firm with experience in investment banking, investment management and private wealth management, for over ten (10) years, from October 2010 to December 2020, serving as a Partner and Portfolio Manager. Mr. Balkin is also a strategic adviser to P3 Health Partners Inc. (Nasdaq: PIII) (formerly Foresight Acquisition Corp.) and OptimizeRX Corporation (Nasdaq: OPRX), the Chairman of Good Sports, a non-profit charity, and Chairman of Performance Health Systems, LLC, a fitness and health company.

Jonathan J. Goodman

Mr. Goodman founded and has been a Managing Director of Qiviut Capital LP, a private investment firm, since June 2018.  Prior to forming Qiviut Capital LP, Mr. Goodman was with Bain Capital, LP (“Bain Capital”), a private investment firm, for twenty (20) years, joining the firm in 1995 as an analyst and retiring from the firm in 2015 as a Managing Director. While at Bain Capital, he co-founded and co-managed Bain Capital’s systematic global macro hedge fund, Absolute Return Capital (“ARC”), from 2004-2015. Prior to ARC, Mr. Goodman was a Principal in the Private Equity area of Bain Capital, investing as a generalist in companies across numerous industries. Prior to joining Bain Capital, he was employed by Monitor Company from 1993-1995. Mr. Goodman is also a member of the Investment Committee of the Museum of Science Boston.

The following disclosure revises the disclosure in the Proxy Statement under the heading “PROPOSAL 1: ELECTION OF CLASS I DIRECTORS” under the first paragraph of “Certain Relationships and Related Party Transactions” and is supplemented as follows:

Certain Relationships and Related Party Transactions

The Company has entered into the Current Investment Management Agreement with HTFM. HTFM is registered as an investment adviser under the Advisers Act. The Company’s investment activities are managed by HTFM and supervised by the Board, the majority of whom are Independent Directors. Under the Current Investment Management Agreement, the Company

has agreed to pay HTFM an annual management fee based on the Company’s gross assets less cash and cash equivalents as well as an incentive fee based on the Company’s investment performance. HTFP owns fifty four percent (54%) of HTFM and is wholly-owned by Messrs. Pomeroy and Michaud. By virtue of their ownership interest in HTFP, Messrs. Pomeroy and Michaud control HTFM. During the year ended December 31, 2022, fees paid to HTFM pursuant to the Current Investment Management Agreement totaled $18.3 million. A significant portion of the consideration payable by Monroe Capital to HTFP and HTFE pursuant to the Purchase Agreement is in the form of earnout payments to the officers of HTFM contingent upon the Company’s performance in 2023, 2024 and 2025, thus aligning the incentives of HTFM’s current officers with the Company’s stockholders.

The following disclosure revises the disclosure in the Proxy Statement by adding a new heading “PROPOSAL 3: ELECTION OF CLASS II DIRECTOR” and is supplemented as follows:

PROPOSAL 3: ELECTION OF CLASS II DIRECTOR

In accordance with the Company’s certificate of incorporation and bylaws, the Board currently has six members. In connection with the Transaction, the Board has expanded its size to eight members, which will enable the Company to meet the “safe harbor” in Section 15(f) of the 1940 Act by the election of two additional independent directors at the Meeting. Directors are divided into three classes with each class serving a staggered three (3)-year term. At each annual meeting of Stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following their year of election. After this election, the terms of Class I, II and III directors will expire at the annual meeting of Stockholders to be held in 2026, 2024 and 2025, respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.  Mr. Mahoney and Ms. Sarsynski are Class II directors whose terms will expire at the 2024 annual meeting of Stockholders. Mr. Pomeroy and Mr. Savage are Class III directors, whose terms will expire at the 2025 annual meeting of Stockholders. Mr. Bottiglieri and Mr. Michaud are Class I directors and are up for re-election at the Meeting. See “Proposal 1: Election of Class I Directors”. In addition, Mr. Balkin is nominated to serve as a Class II director and is up for election at the Meeting and Mr. Goodman is nominated to serve as a Class III director and is up for election at the Meeting. See “Proposal 4: Election of Class III Director”.

A Stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE CLASS II DIRECTOR NOMINEE NAMED IN THIS PROXY STATEMENT.

Information About the Nominees and Directors

Certain information with respect to the Class II nominee for election at the Meeting is set forth below, with respect to each of the Class I nominees and directors is set forth above under the heading “Proposal 1: Election of Class I Directors—Information About the Nominees and Directors”, and with respect to the Class III nominee for election is set forth below under the heading “Proposal 4: Election of Class III Director—Information About the Nominees and Directors”, including in each case their respective names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds with public companies and the year in which each person became a director of the Company. Mr. Balkin, nominee for Class II director, does not currently serve as a director of the Company.

In 2022, the Nominating and Corporate Governance Committee of the Company undertook an assessment of the composition and size of the Board and the qualifications, attributes and skills of the current members of the Board, as well as a search for a potential new Board member.

On May 2, 2023, in connection with a search for two additional independent directors, the Nominating and Corporate Governance Committee recommended that Michael P. Balkin be nominated for election as a Class II director at the Meeting. In making such recommendations, the Nominating and Corporate Governance Committee considered that Mr. Balkin (A) is not an “interested person” as defined in the 1940 Act, (B) if elected, will be an “independent director” as defined in Rule 5602(a)(2) of the Nasdaq listing rules, (C) meets the independence requirements of Section 10A of the Exchange Act, (D) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement and (E) has the ability to contribute to the effective management of the Company. Based upon the results of the Nominating and Corporate Governance Committee’s review of the foregoing factors and of the Nominating and Corporate Governance Committee’s recommendations, at a meeting of the Board held on May 2, 2023, the Board accepted the recommendations of the Nominating and Corporate Governance Committee by nominating Mr. Balkin for election as a Class II director to serve until the 2024 annual meeting of Stockholders.

Mr. Balkin is not being proposed for election pursuant to any agreement or understanding by or among Mr. Balkin and the Company.

Nominee for Class II Director

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s)During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Independent Director
Michael Balkin (64)	Nominee	N/A	Financial Advisor since 2022 to the Rail-Splitter Micro Cap Rebound Fund; Chief Executive Officer from January 2020 to December 31, 2021 of Foresight Acquisition Corp; Partner and Portfolio Manager from October 2010 to December 2020 of William Blair & Co, LLC.	None.

(1)	The business address of the nominees and other directors is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, CT 06032.
(2)	No director otherwise serves as a director of an investment company subject to or registered under the 1940 Act.

Corporate Governance

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Corporate Governance” is incorporated herein by reference.

Director Independence

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Director Independence” is incorporated herein by reference.

The Board’s Oversight Role in Management

The information set forth above under the heading “Proposal 1: Election of Class I Directors—The Board’s Oversight Role in Management” is incorporated herein by reference.

Board Composition and Leadership Structure

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Board Composition and Leadership Structure” is incorporated herein by reference.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Information About Each Director’s Experience, Qualifications, Attributes or Skills” is incorporated herein by reference.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Persons Should Serve as Directors of the Company

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Persons should Serve as Directors of the Company” is incorporated herein by reference.

Diversity

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Diversity” is incorporated herein by reference.

Board Meetings and Committees

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Board Meetings and Committees” is incorporated herein by reference.

Stockholder Communication with the Board and the Company

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Stockholder Communication with the Board and the Company” is incorporated herein by reference.

Information About Executive Officers Who are Not Directors

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Information About Executive Officers Who are Note Directors” is incorporated herein by reference.

Code of Conduct and Code of Ethics

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Code of Conduct and Code of Ethics” is incorporated herein by reference.

Compensation of Directors

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Compensation of Directors” is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Compensation Committee Interlocks and Insider Participation” is incorporated herein by reference.

Certain Relationships and Related Party Transactions

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Certain Relationships and Related Party Transactions” is incorporated herein by reference.

The following disclosure revises the disclosure in the Proxy Statement by adding a new heading “PROPOSAL 4: ELECTION OF CLASS III DIRECTOR” and is supplemented as follows:

PROPOSAL 4: ELECTION OF CLASS III DIRECTOR

In accordance with the Company’s certificate of incorporation and bylaws, the Board currently has six members. In connection with the Transaction, the Board has expanded its size to eight members, which will enable the Company to meet the “safe harbor” in Section 15(f) of the 1940 Act by the election of two additional independent directors at the Meeting. Directors are divided into three classes with each class serving a staggered three (3)-year term. At each annual meeting of Stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following their year of election. After this election, the terms of Class I, II and III directors will expire at the annual meeting of Stockholders to be held in 2026, 2024 and 2025, respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.  Mr. Mahoney and Ms. Sarsynski are Class II directors whose terms will expire at the 2024 annual meeting of Stockholders. Mr. Pomeroy and Mr. Savage are Class III directors, whose terms will expire at the 2025 annual meeting of Stockholders.  Mr. Bottiglieri and Mr. Michaud are Class I directors and are up for re-election at the Meeting. See “Proposal 1: Election of Class I Directors”. In addition, Mr. Balkin is nominated to serve as a Class II director and is up for election at the Meeting and Mr. Goodman is nominated to serve as a Class III director and is up for election at the Meeting. See “Proposal 3: Election of Class II Director”.

A Stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE CLASS III DIRECTOR NOMINEE NAMED IN THIS PROXY STATEMENT.

Information About the Nominees and Directors

Certain information with respect to the Class III nominee for election at the Meeting is set forth below, with respect to each of the Class I nominees and directors is set forth above under the heading “Proposal 1: Election of Class I Directors—Information About the Nominees and Directors”, and with respect to the Class II nominee for election is set forth above under the heading “Proposal 3: Election of Class II Director—Information About the Nominees and Directors”, including in each case their respective names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds with public companies and the year in which each person became a director of the Company. Mr. Goodman, nominee for Class III director, does not currently serve as a director of the Company.

In 2022, the Nominating and Corporate Governance Committee of the Company undertook an assessment of the composition and size of the Board and the qualifications, attributes and skills of the current members of the Board, as well as a search for a potential new Board member.

On May 2, 2023, in connection with a search for two additional independent directors, the Nominating and Corporate Governance Committee recommended that Jonathan J. Goodman be nominated for election as a Class III director at the Meeting. In making such recommendations, the Nominating and Corporate Governance Committee considered that Mr. Goodman (A) is not an “interested person” as defined in the 1940 Act, (B) if elected, will be an “independent director” as defined in Rule 5602(a)(2) of the Nasdaq listing rules, (C) meets the independence requirements of Section 10A of the Exchange Act, (D) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement and (E) has the ability to contribute to the effective management of the Company. Based upon the results of the Nominating and Corporate Governance Committee’s review of the foregoing factors and of the Nominating and Corporate Governance Committee’s recommendations, at a meeting of the Board held on May 2, 2023, the Board accepted the recommendations of the Nominating and Corporate Governance Committee by nominating Mr. Goodman for election as a Class III director to serve until the 2025 annual meeting of Stockholders.

Mr. Goodman is not being proposed for election pursuant to any agreement or understanding by or among Mr. Goodman and the Company.

Nominee for Class III Director

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s)During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Independent Director
Jonathan J. Goodman (51)	Nominee	N/A	Founder and Managing Director since June 2018 of Qiviut Capital LP.	None.

(1)	The business address of the nominees and other directors is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, CT 06032.
(2)	No director otherwise serves as a director of an investment company subject to or registered under the 1940 Act.

Corporate Governance

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Corporate Governance” is incorporated herein by reference.

Director Independence

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Director Independence” is incorporated herein by reference.

The Board’s Oversight Role in Management

The information set forth above under the heading “Proposal 1: Election of Class I Directors—The Board’s Oversight Role in Management” is incorporated herein by reference.

Board Composition and Leadership Structure

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Board Composition and Leadership Structure” is incorporated herein by reference.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Information About Each Director’s Experience, Qualifications, Attributes or Skills” is incorporated herein by reference.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Persons Should Serve as Directors of the Company

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Persons should Serve as Directors of the Company” is incorporated herein by reference.

Diversity

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Diversity” is incorporated herein by reference.

Board Meetings and Committees

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Board Meetings and Committees” is incorporated herein by reference.

Stockholder Communication with the Board and the Company

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Stockholder Communication with the Board and the Company” is incorporated herein by reference.

Information About Executive Officers Who are Not Directors

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Information About Executive Officers Who are Note Directors” is incorporated herein by reference.

Code of Conduct and Code of Ethics

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Code of Conduct and Code of Ethics” is incorporated herein by reference.

Compensation of Directors

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Compensation of Directors” is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Compensation Committee Interlocks and Insider Participation” is incorporated herein by reference.

Certain Relationships and Related Party Transactions

The information set forth above under the heading “Proposal 1: Election of Class I Directors—Certain Relationships and Related Party Transactions” is incorporated herein by reference.

Horizon Technology Finance

SCAN TO VIEW MATERIALS & VOTE

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V17601-P89910 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HORIZON TECHNOLOGY FINANCE CORPORATION

The Board of Directors recommends you vote FOR proposal 1:

	For All	Withhold All	For All Except
1. Election of Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) James J. Bottiglieri
02) Gerald A. Michaud

The Board of Directors recommends you vote FOR proposal 2:

The Board of Directors recommends you vote FOR proposal 3:

3. Election of Class II Director

Nominee:

	For	Withhold
3a. Michael P. Balkin	☐	☐

The Board of Directors recommends you vote FOR proposal 4:

4. Election of Class III Director

Nominee:

	For	Withhold
4a. Jonathan J. Goodman	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, Supplements and Form 10-K are available at www.proxyvote.com.

V17602-P89910

HORIZON TECHNOLOGY FINANCE CORPORATION
Annual Meeting of Stockholders
May 25, 2023 9:30 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robert D. Pomeroy, Jr. and Daniel R. Trolio, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all of the shares of common stock of Horizon Technology Finance Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on May 25, 2023 at 9:30 AM, Eastern Time, and at all adjournments thereof, as indicated on this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side